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                                                                  EXHIBIT 10.54


                                AMENDMENT TO THE
                         METLIFE AUXILIARY PENSION PLAN

The METLIFE AUXILIARY PENSION PLAN ("Plan") is hereby amended as follows:

1.       Article 2 of the Plan is hereby amended as follows:

" Article 2. Participation

A Participant in the Plan is any employee that qualifies under Section 2.1, 2.2 or 2.3 below:

2.1. A Company or Subsidiary (including, but not limited to, MetLife Group, Inc.) employee participating in the Retirement Plan:

    (a) whose benefits are reduced because of the application of Section 401(a)(17) of the Internal Revenue Code (or such lesser limit as in effect under the Retirement Plan), or,

    (a) whose benefits are reduced because of the application of section 415 of the Internal Revenue Code, including Treasury Regulation 1.415-2.

shall be eligible to participate in the Plan as stated in all Articles except
Section 4.2 of Article 4 and Article 4A.

2.2. A Company or Subsidiary (including, but not limited to, MetLife Group, Inc.) employee participating in the Retirement Plan who:

    (a) is in a compensation grade of 36 or higher (or an equivalent compensation grade), or,

    (b)  is a member of the Chairman's Council for 3 consecutive years, or,

    (c)  is listed in Appendix A, or,

    (d) has been inducted into the Sales Representative Hall of Fame and has attained the age of 65 shall be eligible to participate in the Plan as stated in all Articles.

If an employee is an eligible Participant in the Plan under Section 2.1 of this Article, and on or after January 1, 1995, he/she qualifies as a Participant under Section 2.2 of this Article, then the entire benefit that has accrued to that employee shall be payable as if the employee always qualified as a Participant under Section 2.2 of this Article. If, after

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qualifying as a Participant under Section 2.2 of this Article, an individual's compensation grade drops below level 36 (or its equivalent), or the individual ceases to qualify for the Chairman's Council, then that individual shall continue to be treated as if he or she meets the requirements of Section 2.2 of this Article.

2.3.     A Company or Subsidiary employee participating in the Retirement Plan:

    (a)           (i) who participated and accrued benefits in the New England
                      Life Insurance Company's non-qualified Plans, (named in the first paragraph of this Plan), and,

                 (ii) who, on December 31, 2000, was actively employed by New
                      England Life Insurance Company, the Company or a
                      Subsidiary,

shall be eligible, on January 1, 2001, to participate in this Plan, except
Section 4.2 of Article 4 and Article 4A. These individuals shall have their entire auxiliary defined benefit (including amounts previously accrued under the New England plans named in the first paragraph of this Plan) paid under this Plan, in accordance with the terms of this Plan. These individuals shall be eligible to participate in this Plan as stated in Section 4.2 of Article 4 and
Article 4A if they independently qualify as a Participant under Section 2.2 of this Article after December 31, 2000.

    (b)           (i) who participated and accrued benefits in the GenAmerica
                      Corporation Augmented Benefit Plan, and,

                 (ii) who, on December 31, 2002, was actively employed by
                      General American Life Insurance Company, the Company or a Subsidiary,

shall be eligible, on January 1, 2003, to participate in this Plan, except
Section 4.2 of Article 4 and Article 4A. These individuals shall have their entire auxiliary defined benefit (including amounts previously accrued under the Augmented Benefit Plan) paid under this Plan, in accordance with the terms of this Plan. These individuals shall be eligible to participate in Section 4.2 of
Article 4 and Article 4A of this Plan if they independently qualify as a Participant under Section 2.2 of this Article after December 31, 2002."

2.       This amendment is effective January 1, 2003

Date              METROPOLITAN LIFE INSURANCE CO.

 ___________      By:____________________________________________
 Witness